                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-0547

                             SCUDDER TECHNOLOGY FUND
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       4/30/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Technology Fund

Semiannual Report to Shareholders

April 30, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Concentration of the portfolio's investment in technology stocks may present a greater risk than investments in a more diversified portfolio. Investments by the portfolio in emerging technology companies present greater risk than investments in more-established technology companies. Moreover, this fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class I and Institutional Class shares are not subject to sales charges.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class B and C shares for the periods prior to their inception date on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder Technology Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/04
Scudder Technology Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A	-3.45%	26.10%	-12.30%	-4.41%	10.38%
Class B	-4.09%	24.48%	-13.22%	-5.40%	9.25%
Class C	-3.90%	24.62%	-13.12%	-5.30%	9.41%
S&P 500 Index+	6.27%	22.88%	-2.36%	-2.26%	11.36%
Goldman Sachs Technology Index++	-3.57%	30.73%	-10.78%	-8.86%	N/A**

Scudder Technology Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class*
Class I(a)	-3.44%	26.42%	-12.01%	-4.07%	7.41%
S&P 500 Index+	6.27%	22.88%	-2.36%	-2.26%	10.14%
Goldman Sachs Technology Index++	-3.57%	30.73%	-10.78%	-8.86%	N/A**

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
* Class I shares commenced operations on July 3, 1995. Index returns begin June 30, 1995.
** Index began on August 29, 1996.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/04
Scudder Technology Fund	6-Month++	1-Year	Life of Class***
Institutional Class(a)	-3.24%	27.13%	16.36%
S&P 500 Index+	6.27%	22.88%	14.05%
Goldman Sachs Technology Index++	-3.57%	30.73%	25.00%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
*** Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.
Net Asset Value
	Class A	Class B	Class C	Class I	Institutional Class
Net Asset Value: 4/30/04	$ 10.34	$ 8.90	$ 9.12	$ 10.68	$ 10.45
10/31/03	$ 10.71	$ 9.28	$ 9.49	$ 11.06	$ 10.80

Class A Lipper Rankings - Science & Technology Funds Category as of 4/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	229	of	313	73
3-Year	124	of	274	46
5-Year	24	of	93	26
10-Year	9	of	19	45

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Technology Fund - Class A [] S&P 500 Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/04
Scudder Technology Fund		1-Year	3-Year	5-Year	10-Year	Life of Class*
Class A	Growth of $10,000	$11,885	$6,357	$7,521	$25,314	-
	Average annual total return	18.85%	-14.02%	-5.54%	9.73%	-
Class B	Growth of $10,000	$12,148	$6,404	$7,515	$24,216	-
	Average annual total return	21.48%	-13.81%	-5.55%	9.25%	-
Class C	Growth of $10,000	$12,462	$6,559	$7,616	$24,573	-
	Average annual total return	24.62%	-13.12%	-5.30%	9.41%	-
Class I***	Growth of $10,000	$12,642	$6,814	$8,125	-	$18,788
	Average annual total return	26.42%	-12.01%	-4.07%	-	7.41%
S&P 500 Index+	Growth of $10,000	$12,288	$9,307	$8,920	$29,341	$23,473
	Average annual total return	22.88%	-2.36%	-2.26%	11.36%	10.14%
Goldman Sachs Technology Index++	Growth of $10,000	$13,073	$7,102	$6,290	N/A**	N/A**
	Average annual total return	30.73%	-10.78%	-8.86%	N/A**	N/A**

The growth of $10,000 is cumulative.

* Class I shares commenced operations on July 3, 1995. Index returns begin June 30, 1995.
** Index began on August 29, 1996.
*** Class I shares are not subject to sales charge.

Comparative Results as of 4/30/04
Scudder Technology Fund		1-Year	Life of Class***
Institutional Class(a)	Growth of $10,000	$12,713	$12,933
	Average annual total return	27.13%	16.36%
S&P 500 Index+	Growth of $10,000	$12,288	$12,450
	Average annual total return	22.88%	14.05%
Goldman Sachs Technology Index++	Growth of $10,000	$13,073	$14,432
	Average annual total return	30.73%	25.00%

The growth of $10,000 is cumulative.

*** Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.
a Class I and Institutional Class shares are not subject to sales charge.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Goldman Sachs Technology Index is an unmanaged capitalization-weighted index based on a universe of technology-related stocks.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Portfolio Managers Ian Link and Anne Meisner address the market and economy, the management team's approach and the resulting performance of Scudder Technology Fund for the six-month period November 1, 2003, through April 30, 2004.

Q: How would you characterize the market environment during the period?

A: The past six months were marked by change, extreme fluctuations in the technology markets and mixed economic news. During that time, the technology markets, which logged strong gains primarily in the first half of the period, made a round trip, losing ground during the second half and finishing almost flat.

Throughout the period, we continued to see evidence of a rebound in the technology sector, which propelled tech stocks last year. Many analysts raised earnings estimates, which helped promote positive investor sentiment. Corporate spending on information technology (IT) began to improve, though more slowly than expected. Corporate IT budgets were not fully spent in 2003. As of the end of April 2004, corporations continued to be reluctant to invest in big-ticket items or to commit to long-term projects. Instead of upgrading, they're repairing or otherwise "refreshing" technologies as necessary - a key difference between this recovery and other IT recoveries of the recent past.

It is our opinion that the current recovery was previously "priced into" technology stocks based on investor expectations. In other words, tech stock prices rose ahead of an actual acceleration in corporate IT spending, allowing little room for later stock price appreciation. This, together with concern about rising interest rates, caused many investors to take profits in technology holdings or to otherwise refrain from investing in the sector.

Q: How did the fund perform during the period?

A: Scudder Technology Fund dipped -3.45% for the six months ended April 30, 2004. (For the fund's Class A shares unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results.) For the period, the fund underperformed the return of its primary benchmark, the S&P 500 index, which returned 6.27%. However, the fund outperformed both its secondary benchmarks, the Goldman Sachs Technology Index, which dropped -3.57%, and the average total return of its peers in the Science and Technology Funds category, which was down -4.43%, as measured by Lipper Inc., for the same period.1,2 (Please see pages 3 through 6 for performance of other share classes and more complete performance information.)

1 The Goldman Sachs Technology Index is an unmanaged, capitalization-weighted index based on a universe of technology-related stocks.
2 The Lipper Science and Technology Funds category is comprised of funds that invest at least 65% of their equity portfolios in science and technology stocks.

Despite the fund's negative return, we believe the portfolio's broad diversification among technology subsectors, and adept stock-picking among them, helped the fund to weather the choppy market and outpace its benchmark.

Q: How was the fund positioned during the period?

A: During the period, the fund's largest overweight (a proportionately larger position than the benchmark index) was in software. While other technology subsectors soared during 2003, software lagged. Flagging demand drove stock prices down, creating outstanding opportunities, especially in some of the larger-cap companies, such as Oracle Corp. and Microsoft Corp. Today these stocks are trading at multiples (price-to-earnings ratios) unseen in many years.3 In addition, both companies are seeing improved enterprise spending and are demonstrating good growth. Within software, we focused heavily on security providers. Due to the recent spate of computer viruses, worms and other attacks, companies and individuals are stepping up their spending in software designed to protect their desktops, servers and gateways.

3 Price-to-earnings (P/E) ratio is the most common measure of how expensive a stock is. The P/E ratio is equal to a stock's market capitalization divided by its after-tax earnings over a 12-month period, usually the trailing period but occasionally the current or forward period. The higher the P/E ratio, the more the market is willing to pay for each dollar of annual earnings.

Software was the second-largest contributor to total return, behind semiconductor holdings. In both instances, adept stock selection helped stem losses.

The fund's largest underweight position (a proportionately smaller stake than the benchmark index) was in computer hardware. Many computer hardware companies, such as International Business Machines Corp. (IBM), which rallied strongly through the end of 2003, are at relatively high multiples. We believed that the IT recovery had been fully priced into these stocks. Their growth rates, in addition, were relatively low. We have since eliminated IBM from the portfolio and trimmed holdings in Dell Inc. and others.

Q: Which stocks were the strongest performers?

A: The fund's top performer was Telefonaktiebolaget LM Ericsson, which benefited from rising global demand and increased penetration of wireless services, particularly in third-world countries. Wireless technology is developing rapidly, and people are eagerly using cell phones as cameras, MP3 players, data networks and more. We continued to be bullish on wireless technology and to hold a substantial overweight in the subsector. We are also highly optimistic about the prospects for Ericcson. While we have taken some profits, we maintain a significant stake in the company.

Second among positive contributors was eBay, Inc. The company is among a handful of once speculative start-ups that now are seeing real profitability, earnings growth and cash flow. The company is one that has discovered new life in the current revival of Internet investing. As of the end of the semiannual period, we held a large overweight in the stock. Because we believe the company is now fully valued, we plan to reduce our position slightly in the coming months. However, we are enthusiastic about eBay's near-term prospects and maintain a modest overweight.

Symantec Corp., the nation's leading provider of antivirus software, was the third-highest gainer. Especially virulent forms of computer worms and other threats have heightened concerns about computer safety. Efforts by corporations and individuals to protect themselves and their property have fueled the company's earnings growth. During the period, Symantec's earnings far exceeded analysts' estimates. NetScreen Technologies, Inc., which specializes in securing public and private networks, also was a strong contributor to total return. The company was acquired during the period by Juniper Networks, Inc., a provider of network infrastructure solutions, at a substantial premium to its market price.

Q: Were there stocks or strategies that proved disappointing?

A: An overweight position in EMC Corp., which designs, manufactures and markets information storage and management solutions, was the greatest detractor from total return. Among the strongest performers of 2003, EMC was undermined by profit taking in the new year. However, we believe that the resulting decline in the stock's price makes the company ever more compelling. We have maintained our position in the company and consider it a good long-term investment.

While we held only a small stake in Nokia Corp., a mobile communications and network infrastructure company, the stock's steep decline had an impact on portfolio performance. The company twice warned it would fall short of analyst earnings estimates due to poorer-than-expected consumer demand for its products. During the period, we liquidated our shares of Nokia, after which the stock continued to lose ground.

Q: Have you made any changes to the fund's investment discipline or process since assuming the role of portfolio managers?

A: It's a great honor to take the helm of a fund with more than 50 years of strong long-term performance. From its earliest days, the fund was rooted in bottom-up, fundamental analysis, a process that evaluates each stock on its individual merits, without regard to the state of its industry or the economy. The process relies on the knowledge and skill of analysts to assess a company's balance sheet as well as factors such as the wisdom or capability of company management.

In recent years, fund managers also incorporated quantitative analysis - a method of evaluating companies based strictly on their numerical or measurable characteristics. A portion of the portfolio was managed using this approach in an effort to reduce volatility, which typically is pronounced in any technology fund. While the approach proved successful in some cases, we believe that fundamental analysis provides the greatest flexibility to do what we do best: pick stocks. We are confident that by actively managing the entire portfolio, we can more effectively balance risk and return potential.

To that end, in February 2004, we began to rebalance the portfolio, using a fundamental analytical approach alone. It's a back-to-basics kind of investing that entails thorough research. Often, we build models - a mathematical approach to "what-if" scenarios. We visit with company management and do our homework regarding industries and what may drive or detract from a company's growth.

Our goal is to consistently perform among the top quartile of our peers in the Lipper Science and Technology Funds category and to outpace the benchmark Goldman Sachs Technology Index. To that end, we have begun to further diversify holdings among the various subsectors and have added select mid-capitalization ($1 billion to $5 billion) and small-capitalization ($250 million to $1 billion) stocks to the portfolio. These tend to react countercyclically to the large- and mega-cap names, helping to provide upside potential in all investment environments. In addition, we have ventured further from the index in terms of stock selection and weighting than in the recent past. While we are relatively conservative in our approach, we are willing to overweight and underweight sectors and stocks significantly if we conclude that it's warranted.

Q: Do you have any closing comments for shareholders?

A: This is a time of great opportunity in the technology market. We believe there is excellent long-term growth potential for every dollar invested. Unlike the past, in which tech stocks were vastly overvalued, today many companies are fairly and attractively priced. Further, the current average growth rate for technology companies is approximately twice that of the broader market. And IT spending continues to show slow improvement.

Technology companies are healthier today than they were at the peak of the technology bubble. Many of the Internet companies that raised $1 billion and then squandered it have disappeared. The majority of technology companies that survived the bursting of the bubble in March 2000 have conserved capital. Most have raised their cash balances, and the ones with free cash flow (the amount of money a company has left over after it has paid all its expenses) have been paying down debt. Even accounting is more meticulous in light of recent scandals.

The strong cash positions of these companies should bode well for them in a rising-interest-rate environment, concerns of which had begun to be a factor by the period's end. With little or no debt and ample cash balances - which companies such as Microsoft and EMC have - it is unlikely that many tech companies would be forced to borrow. Therefore, higher interest rates should not hamper their ability to grow.

Finally, we thank our shareholder for your enduring trust and support. We look forward, as a team, to providing consistent, long-term investment performance to help you meet your investment goals.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2004

Asset Allocation	4/30/2004	10/31/03

Common Stocks	97%	98%
Cash Equivalents	2%	1%
Other	1%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	4/30/2004	10/31/03

Information Technology	92%	92%
Consumer Discretionary	6%	4%
Telecommunication Services	1%	1%
Other	1%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2004 (45.7% of Portfolio)
1. Microsoft Corp. Developer of computer software	9.6%
2. Intel Corp. Designer, manufacturer and seller of computer components and related products	5.1%
3. Hewlett-Packard Co. Provider of imaging and printing systems and information technology services	5.1%
4. Cisco Systems, Inc. Developer of computer network products	4.5%
5. eBay, Inc. Provider of on-line auction services	4.1%
6. Motorola, Inc. Manufacturer of telecommunication products and semiconductors	3.6%
7. Oracle Corp. Provider of database management software	3.6%
8. Texas Instruments, Inc. Provider of imaging and printing systems and information technology services	3.5%
9. EMC Corp. Provider of enterprise storage systems, software, networks and services	3.4%
10. Dell, Inc. Developer and manufacturer of personal computers	3.2%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of April 30, 2004 (Unaudited)

	Shares	Value ($)

Common Stocks 97.1%
Consumer Discretionary 5.8%
Internet & Catalog Retail
eBay, Inc.*	750,900	59,936,838
InterActiveCorp.*	785,000	25,017,950
		84,954,788
Information Technology 90.2%
Communications Equipment 14.3%
Avaya, Inc.*	977,500	13,372,200
Cisco Systems, Inc.*	3,146,589	65,669,312
Corning, Inc.*	1,975,000	21,784,250
JDS Uniphase Corp.*	1,667,800	5,070,112
Juniper Networks, Inc.*	645,600	14,125,728
Motorola, Inc.	2,948,507	53,810,253
Nortel Networks Corp.*	60,012	224,445
QUALCOMM, Inc.	589,452	36,817,172
		210,873,472
Computers & Peripherals 14.7%
ATI Technologies, Inc.*	491,800	7,155,690
Dell, Inc.*	1,362,300	47,285,433
EMC Corp.*	4,536,900	50,631,804
Hewlett-Packard Co.	3,785,341	74,571,218
Lexmark International, Inc.*	304,468	27,542,175
Network Appliance, Inc.*	533,100	9,926,322
		217,112,642
Electronic Equipment & Instruments 4.0%
Agilent Technologies, Inc.*	1,079,013	29,144,141
Flextronics International Ltd.*	1,228,200	19,774,020
Sanmina-SCI Corp.*	1,012,300	10,143,246
		59,061,407
Internet Software & Services 1.4%
Check Point Software Technologies Ltd.*	924,700	21,665,721
IT Consulting & Services 10.3%
Accenture Ltd. "A"*	620,600	14,751,662
Affiliated Computer Services, Inc. "A"*	523,500	25,389,750
BearingPoint, Inc.*	2,465,400	24,703,308
First Data Corp.	799,843	36,304,874
Paychex, Inc.	735,875	27,433,420
Unisys Corp.*	1,777,900	23,166,037
		151,749,051
Semiconductors & Semiconductor Equipment 22.2%
Analog Devices, Inc.	662,901	28,239,583
ASML Holding NV*	823,828	12,810,525
Atmel Corp.*	592,500	3,460,200
Broadcom Corp. "A"*	808,908	30,544,366
Infineon Technologies AG (ADR)*	826,200	10,426,644
Intel Corp.	2,941,000	75,671,930
Linear Technology Corp.	599,266	21,351,848
Maxim Integrated Products, Inc.	557,473	25,638,183
Microchip Technology, Inc.	590,700	16,551,414
National Semiconductor Corp.*	454,700	18,547,213
Novellus Systems, Inc.*	507,500	14,697,200
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	745,900	7,108,427
Texas Instruments, Inc.	2,082,800	52,278,280
Xilinx, Inc.*	288,976	9,718,263
		327,044,076
Software 23.3%
BEA Systems, Inc.*	2,207,809	25,191,101
Electronic Arts, Inc.*	545,164	27,596,202
Intuit, Inc.*	416,178	17,675,080
Microsoft Corp.	5,441,356	141,312,015
Oracle Corp.*	4,739,300	53,174,946
SAP AG (ADR)	296,100	11,038,608
Symantec Corp.*	531,086	23,925,424
TIBCO Software, Inc.*	1,745,400	13,090,500
VERITAS Software Corp.*	1,149,050	30,645,163
		343,649,039
Telecommunication Services 1.1%
Wireless Telecommunication Services 1.1%
Telefonaktiebolaget LM Ericsson (ADR)*	603,100	16,084,677
Total Common Stocks (Cost $1,329,788,985)		1,432,194,873

Preferred Stocks 0.1%
Information Technology 0.1%
Communications Equipment 0.1%
Chorum Technologies, Inc. "F"* (c)	7,879,747	1,891,139
Software 0.0%
Planetweb, Inc. "E"* (c)	1,838,235	0
Total Preferred Stock (Cost $22,449,999)		1,891,139

Other Investments 0.8%
Adams Capital Management III LP (1.2% limited partnership interest)* (c)	-	1,550,163
Adams Capital Management LP (3.6% limited partnership interest)* (c)	-	434,000
Alloy Ventures 2000 LP (3.0% limited partnership interest)*(c)	-	3,002,625
Asset Management Association 1996 LP (2.5% limited partnership interest)* (c)	-	1,439,000
Asset Management Association 1998 LP (3.5% limited partnership interest)* (c)	-	981,900
Crosspoint Venture Partners 1993 LP (2.9% limited partnership interest)* (c)	-	58,600
GeoCapital III LP (5.0% limited partnership interest)* (c)	-	265,200
GeoCapital IV LP (2.9% limited partnership interest)* (c)	-	1,196,400
Hambrecht & Quist Group Venture Partners* (c)	-	7,000
Med Venture Associates II LP (6.1% limited partnership interest)* (c)	-	179,600
Med Venture Associates III LP (2.7% limited partnership interest)* (c)	-	1,931,040
Sevin Rosen Fund V (2.8% limited partnership interest)* (c)	-	551,400
Total Other Investments (Cost $28,515,976)		11,596,928

Cash Equivalents 2.0%
Scudder Cash Management QP Trust 1.08% (b) (Cost $29,417,080)	29,417,080	29,417,080
Total Investment Portfolio - 100.0% (Cost $1,410,172,040) (a)		1,475,100,020

* Non-income producing security.
(a) The cost for federal income tax purposes was $1,467,040,995. At April 30, 2004, net unrealized appreciation for all securities based on tax cost was $8,059,025. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $160,505,954 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $152,446,929.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933.
Schedule of Restricted Securities	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
Adams Capital Management III LP	October 1997 to December 2003	2,375,000	1,550,163	0.11
Adams Capital Management LP	November 2000 to August 2000	1,889,204	434,000	0.03
Alloy Ventures 2000 LP	April 2000 to June 2003	4,119,304	3,002,625	0.20
Asset Management Association 1996 LP	June 1996 to July 2000	1,691,465	1,439,000	0.10
Asset Management Association 1998 LP	December 1998 to November 2001	2,816,280	981,900	0.07
Chorum Technologies, Inc. "F"	September 2001 to December 2001	12,450,000	1,891,139	0.13
Crosspoint Venture Partners 1993 LP	April 1993 to November 1998	132,184	58,600	0.00
GeoCapital III LP	December 1993 to December 1996	1,070,773	265,200	0.02
GeoCapital IV LP	April 1996 to March 2000	2,447,407	1,196,400	0.08
Hambrecht & Quist Group Venture Partners	March 2000	7,000,000	7,000	0.00
Med Venture Associates II LP	May 1996 to January 2002	999,271	179,600	0.01
Med Venture Associates III LP	September 1998 to October 2003	1,624,213	1,931,040	0.13
Planetweb, Inc. "E" preferred stock	September 2000	9,999,999	0	0.00
Sevin Rosen Fund V	April 1996 to June 2001	2,350,875	551,400	0.04
Total Restricted Securities			13,488,067	0.92

The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. These securities represent non-listed and venture backed start-up businesses. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Written Options	Contracts	Expiration Date	Strike Price ($)	Value ($)
Call Options
eBay Inc.	1,547	5/22/2004	80	363,545
Electronic Arts, Inc.	1,427	5/22/2004	55	57,080
Lexmark International, Inc.	825	5/22/2004	95	61,875
Symantec Corp.	4,003	5/22/2004	50	144,680
Total outstanding written options (Premiums received $1,202,101)				627,180

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,380,754,960)	$ 1,445,682,940
Investment in Scudder Cash Management QP Trust (cost $29,417,080)	29,417,080
Total investments in securities, at value (cost $1,410,172,040)	1,475,100,020
Receivable for investments sold	11,970,121
Dividends receivable	180,506
Interest receivable	16,530
Receivable for Fund shares sold	701,495
Other assets	39,970
Total assets	1,488,008,642
Liabilities
Payable for investments purchased	14,593,118
Payable for written option closed	41,170
Payable for Fund shares redeemed	1,779,126
Written options, at value (premiums received $1,202,101)	627,180
Accrued management fee	701,296
Other accrued expenses and payables	1,759,466
Total liabilities	19,501,356
Net assets, at value	$ 1,468,507,286
Net Assets
Net assets consist of: Accumulated net investment loss	(6,309,495)
Net unrealized appreciation (depreciation) on:
Investments	64,927,980
Written Options	574,921
Accumulated net realized gain (loss)	(1,335,742,920)
Paid-in capital	2,745,056,800
Net assets, at value	$ 1,468,507,286

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($1,141,640,248 / 110,454,829 outstanding shares of beneficial interest $.01 par value, unlimited number of shares authorized)	$ 10.34
Maximum offering price per share (100 / 94.25 of $10.34)	$ 10.97
Class B
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($248,442,052 / 27,904,120 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.90
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($77,280,504 / 8,477,831 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.12
Class I Net Asset Value, offering and redemption price per share ($601,452 / 56,318 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.68
Institutional Class Net Asset Value, offering and redemption price per share ($543,030 / 51,983 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.45

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2004 (Unaudited)
Investment Income
Dividends (net of foreign taxes withheld of $41,870)	$ 3,908,281
Interest - Scudder Cash Management QP Trust	93,620
Total Income	4,001,901
Expenses: Management fee	4,442,112
Distribution service fees	3,145,824
Services to shareholders	2,406,369
Custodian	25,261
Auditing	27,330
Legal	13,670
Trustees' fees and expenses	25,738
Reports to shareholders	121,358
Registration fees	43,267
Other	8,782
Total expenses, before expense reductions	10,259,711
Expense reductions	(626)
Total expenses, after expense reductions	10,259,085
Net investment income (loss)	(6,257,184)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	50,019,059
Written options	1,850,075
51,869,134
Net unrealized appreciation (depreciation) during the period on: Investments	(98,045,599)
Written options	343,972
(97,701,627)
Net gain (loss) on investment transactions	(45,832,493)
Net increase (decrease) in net assets resulting from operations	$ (52,089,677)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2004 (Unaudited)	Year Ended October 31, 2003
Operations: Net investment income (loss)	$ (6,257,184)	$ (14,915,099)
Net realized gain (loss) on investment transactions	51,869,134	(381,249,449)
Net unrealized appreciation (depreciation) on investment transactions during the period	(97,701,627)	911,754,160
Net increase (decrease) in net assets resulting from operations	(52,089,677)	515,589,612
Fund share transactions: Proceeds from shares sold	137,191,027	257,246,481
Cost of shares redeemed	(244,536,523)	(374,662,638)
Net increase (decrease) in net assets from Fund share transactions	(107,345,496)	(117,416,157)
Increase (decrease) in net assets	(159,435,173)	398,173,455
Net assets at beginning of period	1,627,942,459	1,229,769,004
Net assets at end of period (including accumulated net investment loss of $6,309,495 and $52,311, respectively)	$ 1,468,507,286	$ 1,627,942,459

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 10.71	$ 7.38	$ 10.80	$ 29.18	$ 21.29	$ 11.77
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	(.07)	(.07)	(.06)	(.09)	(.06)
Net realized and unrealized gain (loss) on investment transactions	(.34)	3.40	(3.35)	(15.74)	9.92	10.65
Total from investment operations	(.37)	3.33	(3.42)	(15.80)	9.83	10.59
Less distributions from: Net realized gains on investment transactions	-	-	-	(2.58)	(1.94)	(1.07)
Net asset value, end of period	$ 10.34	$ 10.71	$ 7.38	$ 10.80	$ 29.18	$ 21.29
Total Return (%)[c]	(3.45)**	45.12	(31.67)[e]	(57.51)	47.06	94.71
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,142	1,231	885	1,521	3,711	2,233
Ratio of expenses before expense reductions (%)	1.00*	1.17	.97	1.04[d]	1.00	.93
Ratio of expenses after expense reductions (%)	1.00*	1.17	.97	1.03[d]	.99	.93
Ratio of net investment income (loss) (%)	(.50)*	(.82)	(.66)	(.40)	(.30)	(.38)
Portfolio turnover rate (%)	112*	51	60	96	59	59
[a] For the six months ended April 30, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.02% and 1.02%, respectively.
[e] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.
* Annualized
** Not annualized

Class B
Years Ended October 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 9.28	$ 6.46	$ 9.55	$ 26.46	$ 19.62	$ 11.03
Income (loss) from investment operations: Net investment income (loss)[b]	(.08)	(.14)	(.14)	(.19)	(.36)	(.22)
Net realized and unrealized gain (loss) on investment transactions	(.30)	2.96	(2.95)	(14.14)	9.14	9.88
Total from investment operations	(.38)	2.82	(3.09)	(14.33)	8.78	9.66
Less distributions from: Net realized gains on investment transactions	-	-	-	(2.58)	(1.94)	(1.07)
Net asset value, end of period	$ 8.90	$ 9.28	$ 6.46	$ 9.55	$ 26.46	$ 19.62
Total Return (%)[c]	(4.09)**	43.65	(32.36)[e]	(57.90)	45.49	92.59
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	248	306	264	494	1,307	465
Ratio of expenses before expense reductions (%)	2.15*	2.24	1.94	2.01[d]	1.87	1.92
Ratio of expenses after expense reductions (%)	2.15*	2.24	1.94	1.96[d]	1.86	1.92
Ratio of net investment income (loss) (%)	(1.65)*	(1.89)	(1.63)	(1.33)	(1.30)	(1.37)
Portfolio turnover rate (%)	112*	51	60	96	59	59
[a] For the six months ended April 30, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.96% and 1.96%, respectively.
[e] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.
* Annualized
** Not annualized

Class C
Years Ended October 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 9.49	$ 6.60	$ 9.75	$ 26.91	$ 19.91	$ 11.17
Income (loss) from investment operations: Net investment income (loss)[b]	(.07)	(.14)	(.13)	(.18)	(.35)	(.21)
Net realized and unrealized gain (loss) on investment transactions	(.30)	3.03	(3.02)	(14.40)	9.29	10.02
Total from investment operations	(.37)	2.89	(3.15)	(14.58)	8.94	9.81
Less distributions from: Net realized gains on investment transactions	-	-	-	(2.58)	(1.94)	(1.07)
Net asset value, end of period	$ 9.12	$ 9.49	$ 6.60	$ 9.75	$ 26.91	$ 19.91
Total Return (%)[c]	(3.90)**	43.79	(32.31)[e]	(57.85)	45.72	92.68
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	77	90	65	111	255	73
Ratio of expenses before expense reductions (%)	2.02*	2.19	1.84	1.94[d]	1.76	1.82
Ratio of expenses after expense reductions (%)	2.02*	2.19	1.84	1.89[d]	1.75	1.82
Ratio of net investment income (loss) (%)	(1.52)*	(1.84)	(1.53)	(1.26)	(1.22)	(1.27)
Portfolio turnover rate (%)	112*	51	60	96	59	59
[a] For the six months ended April 30, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.89% and 1.89%, respectively.
[e] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.
* Annualized
** Not annualized

Class I
Years Ended October 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 11.06	$ 7.57	$ 11.05	$ 29.67	$ 21.54	$ 11.86
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	(.03)	(.04)	(.01)	-	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.36)	3.52	(3.44)	(16.03)	10.07	10.77
Total from investment operations	(.38)	3.49	(3.48)	(16.04)	10.07	10.75
Less distributions from: Net realized gains on investment transactions	-	-	-	(2.58)	(1.94)	(1.07)
Net asset value, end of period	$ 10.68	$ 11.06	$ 7.57	$ 11.05	$ 29.67	$ 21.54
Total Return (%)	(3.44)e**	46.10	(31.49)[d]	(57.33)	47.62	95.39
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	15	25	59	34
Ratio of expenses before expense reductions (%)	.79*	.69	.65	.68[c]	.70	.65
Ratio of expenses after expense reductions (%)	.70*	.69	.65	.68[c]	.69	.64
Ratio of net investment income (loss) (%)	(.20)*	(.34)	(.34)	(.05)	(.01)	(.09)
Portfolio turnover rate (%)	112*	51	60	96	59	59
[a] For the six months ended April 30, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .68% and .68%, respectively.
[d] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Institutional Class
	2004[a]	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.80	$ 7.38	$ 8.08
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	(.04)	.01
Net realized and unrealized gain (loss) on investment transactions	(.34)	3.46	(.71)
Total from investment operations	(.35)	3.42	(.70)
Net asset value, end of period	$ 10.45	$ 10.80	$ 7.38
Total Return (%)	(3.24)**	46.34	(8.66)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1.91
Ratio of expenses (%)	.62*	.80	.88*
Ratio of net investment income (loss) (%)	(.13)*	(.45)	(.74)*
Portfolio turnover rate (%)	112*	51	60
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to October 31, 2002.
[c] Based on average shares outstanding during the period.
[d] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Technology Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, non-diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Class I shares and Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $1,314,463,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009, ($243,805,000), October 31, 2010, ($738,603,000) and October 31, 2011, ($332,055,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund, partnerships and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the fiscal year.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2004, purchases and sales of investment securities (excluding short-term instruments) aggregated $891,095,815 and $1,013,752,230, respectively.

For the six months ended April 30, 2004, transactions for written options were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	11,694	$ 494,064
Options written	35,507	2,919,366
Options closed	(15,232)	(1,068,687)
Options expired	(24,167)	(1,142,642)
Options exercised	-	-
Outstanding, end of period	7,802	$ 1,202,101

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.55% of the Fund's average daily net assets.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.990%, 1.310%, 1.275%, 0.700% and 0.880% of average daily net assets for Class A, B, C, I and Institutional Class shares, respectively (excluding certain expenses such as Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses).

Service Provider Fees.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the six months ended April 30, 2004, the amount charged to the Fund by SISC was as follows:

Services to Shareholders	Total Aggregated	Not Imposed	Unpaid at April 30, 2004
Class A	$ 1,359,846	$ -	$ 613,282
Class B	830,703	-	459,698
Class C	195,303	-	102,275
Class I	1,010	402	-
Institutional Class	3	-	-
	$ 2,386,865	$ 402	$ 1,175,255

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2004
Class B	$ 1,096,538	$ 161,112
Class C	330,548	50,992
	$ 1,427,086	$ 212,104

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2004	Annualized Effective Rate
Class A	$ 1,243,042	$ 2,188.20%
Class B	365,513	63,266.25%
Class C	110,183	25,962.25%
	$ 1,718,738	$ 91,416

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended April 30, 2004 aggregated $48,517 and $742, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the six months ended April 30, 2004, the CDSC for Class B and C shares aggregated $433,787 and $6,137, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2004, SDI received $17.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2004 custodian fee was reduced by $224 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	9,161,187	$ 101,598,024	21,363,351	$ 184,377,246
Class B	2,612,500	24,973,341	6,185,800	46,380,442
Class C	1,013,426	9,930,674	2,809,824	21,430,583
Class I	7,804	90,769	623,000	5,058,210
Institutional Class	52,698	598,219	-	-
		$ 137,191,027		$ 257,246,481
Shares redeemed
Class A	(13,617,122)	$ (150,821,448)	(26,458,139)	$ (225,621,937)
Class B	(7,721,458)	(73,717,876)	(13,988,840)	(104,374,260)
Class C	(1,993,757)	(19,500,411)	(3,217,995)	(24,382,560)
Class I	(43,228)	(487,007)	(2,573,465)	(20,283,881)
Institutional Class	(839)	(9,781)	-	-
		$(244,536,523)		$ (374,662,638)
Net increase (decrease)
Class A	(4,455,935)	$ (49,223,424)	(5,094,788)	$ (41,244,691)
Class B	(5,108,958)	(48,744,535)	(7,803,040)	(57,993,818)
Class C	(980,331)	(9,569,737)	(408,171)	(2,951,977)
Class I	(35,424)	(396,238)	(1,950,465)	(15,225,671)
Institutional Class	51,859	588,438	-	-
		$ (107,345,496)		$ (117,416,157)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KTCAX	KTCBX	KTCCX	KTCIX
CUSIP Number	81123F-108	81123F-207	81123F-306	81123F-504
Fund Number	001	201	301	511

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the filing period that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Technology Fund

By:                                 /s/Julian Sluyters
                                    ------------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Technology Fund

By:                                 /s/Julian Sluyters
                                    ------------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ------------------------------------

By:                                 /s/Charles A. Rizzo
                                    ------------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               June 29, 2004
                                    ------------------------------------